Inventories	12 Months Ended
Dec. 31, 2021
Inventories
Inventories

9.Inventories

	At December 31,
(in thousands of $)	2021	2020	2019
Raw materials and consumables	$70,134	$18,608	$—
Inventories in process	37,705	6,587	—
Finished goods	1,237	—	—
Total inventories	$109,076	$25,195	$—

On December 31, 2021, inventories amounted to $109.1 million related to efgartigimod. Of the total inventory, $48.8 million relates to inventory which is currently awaiting facility approval. As of December 31, 2021, no inventory write-downs were recorded.

Included in inventory are products which could, besides commercial activities, be used for in-house preclinical and clinical programs, non-reimbursed pre-approval programs and clinical programs carried out by Zai Lab.